SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                               September 25, 2001

                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                1-9466 13-3216325
           (Commission File Number) (IRS Employer Identification No.)

                           3 World Financial Center
                              New York, NY 10285
                       (Address of principal (Zip Code)
                              executive offices)

               Registrant's telephone number, including area code:
                                (212) 526-7000





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Item 5.  Other Events

Third Quarter Earnings

         On September 25, 2001, Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its earnings for the third quarter of fiscal year 2001, ended August 31, 2001 (the "Earnings Release").

         A copy of the Earnings Release follows as Exhibits 99.1 through 99.5 hereto.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

The following Exhibits are filed as part of this Report.

         Exhibit 99.1  Press Release Relating to Third Quarter 2001
                       Earnings
         Exhibit 99.2  Consolidated Statement of Income
                       (Three Months Ended August 31, 2001)
                       (Preliminary and Unaudited)
         Exhibit 99.3  Consolidated Statement of Income
                       (Nine Months Ended August 31, 2001)
                       (Preliminary and Unaudited)
         Exhibit 99.4  Segment Net Revenue Information
                       (Three and Nine Months Ended August 31, 2001) (Preliminary and Unaudited)
         Exhibit 99.5  Selected Statistical Information
                       (Preliminary and Unaudited)


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                                                                             3

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                LEHMAN BROTHERS HOLDINGS INC.
                                                     (Registrant)


Date:  September 25, 2001                   By: /s/ David Goldfarb
                                                -------------------------------
                                                David Goldfarb
                                                Chief Financial Officer
                                                (Principal Financial Officer)


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                                 EXHIBIT INDEX



Exhibit No.                 Exhibit

    99.1       Press Release Relating to Third Quarter 2001 Earnings

    99.2       Consolidated Statement of Income
               (Three Months Ended August 31, 2001)
                   (Preliminary and Unaudited)

    99.3       Consolidated Statement of Income
               (Nine Months Ended August 31, 2001)
                   (Preliminary and Unaudited)

    99.4       Segment Net Revenue Information
               (Three and Nine Months Ended August 31, 2001)
                   (Preliminary and Unaudited)

    99.5       Selected Statistical Information
                   (Preliminary and Unaudited)